UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5785
                                                      --------

                    Colonial Investment Grade Municipal Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.

                         Columbia Management Group, Inc.

                              One Financial Center

                                Boston, MA 02111
               --------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    -------------------

Date of fiscal year end:   11/30/2004
                          ------------------

Date of reporting period:  11/30/2004
                          ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                  ANNUAL REPORT

NOVEMBER 30, 2004

[photo of colonial-style building]




NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

PRESIDENT'S MESSAGE


Dear Shareholder:

In 2004, Colonial Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe offer significant potential benefits for our shareholders. First, some funds may be merged in order to eliminate redundancies, others may be liquidated and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these changes if your fund is affected and you may be asked to vote on certain fund changes. In this matter, your timely response will enable us to implement the changes in 2005.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success.

In the pages that follow, you'll find a detailed report from the fund's manager or managers on key factors that influenced your fund's performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor.

As always, we thank you for choosing Colonial Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson

Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees.

Chris joined Bank of America in August 2004.

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT

PRICE PER SHARE
AS OF 11/30/04 ($)

Net asset value         11.14
-----------------------------
Market price            10.01
-----------------------------


1-YEAR TOTAL RETURN AS
OF 11/30/04 (%)

Net asset value          3.19
-----------------------------
Market price             0.64
-----------------------------


Lipper General Municipal
Debt Funds (Leveraged)
Category average         5.69
-----------------------------

All results shown assume reinvestment of distributions.


DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/01/03-11/30/04 ($)
                         0.68
-----------------------------

A portion of the trust's income may be subject to the alternative minimum tax. The trust may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the trust's ordinary income, and any market discount is taxable when distributed.


TOP 5 SECTORS
AS OF 11/30/04 (%)

Local general obligations  16.3
-------------------------------
Hospitals                  10.7
-------------------------------
State appropriated          8.6
-------------------------------
Investor owned              7.2
-------------------------------
State general obligations   6.0
-------------------------------


QUALITY BREAKDOWN
AS OF 11/30/04 (%)

AAA                      49.1
-----------------------------
AA                       12.9
-----------------------------
A                         9.0
-----------------------------
BBB                      15.3
-----------------------------
BB                        1.3
-----------------------------
B                         0.3
-----------------------------
CC                        0.1
-----------------------------
Non-rated                11.1
-----------------------------
Cash equivalents          0.9
-----------------------------

Sector and quality breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. The majority of the bonds that are non-rated are considered by the advisor to be of non-investment grade quality.

Because the trust is actively managed, there is no guarantee that the trust will continue to invest in these sectors or maintain this quality breakdown in the future.

For the 12-month period ended November 30, 2004, Colonial Investment Grade Municipal Trust generated a total return of 0.64%, based on its market price. Changes in the market price of the trust's shares reflect investor demand and are not necessarily linked directly to changes in the trust's net asset value. The trust returned 3.19%, based on investment at net asset value. The trust's return fell short of the Lipper General Municipal Debt Funds (Leveraged) Category average, which returned 5.69% for the same period.1 We believe that the trust's sizeable position in Treasury futures and an above-average stake in zero coupon and noncallable bonds hampered its return.

POSITIONED FOR RISING INTEREST RATES

Municipal bond prices alternately rose and fell as expectations for the economy and interest rates changed over the course of the year. We positioned the trust with the expectation that yields would move higher, pulling bond prices down. While the trust benefited when bond prices declined, it lost ground during the market's rallies. In particular, our use of Treasury futures contracts to manage the trust's overall sensitivity to interest rate changes detracted from performance. Treasury futures are agreements to buy or sell Treasury notes or bonds at a set time in the future. During the first four months of the period, the market rallied and long-term (10- and 30-year) Treasuries were among the best performers. Since the trust was short the sector, the value of those futures contracts declined, hurting the trust's performance. As the year progressed, we slightly reduced the trust's reliance on Treasury futures as we repositioned the bonds in the portfolio.

NONCALLABLES FALTER IN SIDEWAYS MARKET

The trust's above-average stake in zero coupon ("zeros") and other noncallable municipal bonds also hampered returns. Noncallable bonds often have higher durations because they cannot be called--or redeemed--before their due dates. Zeros carry no coupon and are bought at a steep discount to face value. Zeros and other noncallables typically do well when interest rates are declining. However, they did not rally when interest rates fell during this reporting period because investors were not convinced that the rally would continue. In addition, there was a glut of zero coupon bonds in the market. We began paring back on zeros and other noncallables, but still had an above-average stake at period end. To help replace the yield lost from these sales, we bought higher-yielding BBB and non-rated municipal bonds.

--------------
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return based on net asset value for mutual funds with similar investment objectives as those of the trust.

HIGHER-YIELDING BONDS BENEFIT FROM INCREASED DEMAND

Riskier, lower quality, higher-yielding issues were strong contributors to performance. Among the trust's top gainers were investor owned electric utilities, such as Cleveland Electric Illuminating Co. and Systems Energy Resources Project (0.4% and 0.5% of total investments, respectively), which performed well as concerns that had lingered since the Enron scandal finally began to dissipate.2 In addition, health care bonds continued to help performance, as did multi-family housing bond pools. Finally, continuing care retirement bonds rallied with the best gains coming from new facilities, such as Kahala Nui Project (0.3% of total investments), which neared completion. Returns from airline bonds were mixed as USAirways filed for bankruptcy and others negotiated labor concessions to help them avoid bankruptcy.

POTENTIAL FOR MODERATE ECONOMIC GROWTH, HIGHER YIELDS

Looking ahead, we expect to see economic growth continue and yields drift higher. We plan to keep the trust positioned for modestly rising yields, boosting its stake in higher-yielding bonds and reducing its investments in zero coupon and other noncallable bonds. As we accomplish this repositioning, we expect to rely less on futures contracts.

/s/ Maureen G. Newman

Maureen G. Newman has been the portfolio manager of Colonial Investment Grade Municipal Trust since January 2002. Ms. Newman has managed various other municipal funds for Columbia Management Advisors, Inc. or its predecessors or affiliate organizations since May 1996.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results.

The values of fixed-income securities generally move inversely with changes in interest rates such that when interest rates rise, bond values fall and vice versa. Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the trust shares will be affected by interest rate changes and the creditworthiness of issues held in the trust. Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. Please see Federal Income Tax Information.

-----------
2   Holdings are disclosed as of November 30, 2004.

INVESTMENT PORTFOLIO


November 30, 2004


MUNICIPAL BONDS - 142.8%               PAR ($)    VALUE ($)
-----------------------------------------------------------
EDUCATION - 11.1%
EDUCATION - 8.2%
AL University of South Alabama,
   Series 1999,
   Insured: AMBAC
     (a) 11/15/18                    2,500,000    1,323,275
FL Broward County Educational Facilities
   Authority, Nova Southeastern,
   Series 2004 B,
     5.500% 04/01/24                   155,000      159,896
IL Chicago State University Auxiliary
   Facilities, Series 1998,
   Insured: MBIA
     5.500% 12/01/23                 1,085,000    1,234,600
MA State Development Finance Agency,
   Western New England College,
     6.125% 12/01/32                   315,000      329,285
MN University of Minnesota:
   Series 1996 A,
     5.750% 07/01/14                   500,000      577,050
   Series 1999 A,
     5.500% 07/01/21                 2,000,000    2,287,580
NY St. Lawrence County Industrial
   Development Agency,
   St. Lawrence University, Series 1998 A,
   Insured: MBIA
     5.500% 07/01/13                 1,465,000    1,623,425
PA State Higher Education Facilities
   Authority, Philadelphia University,
   Series 2004 A,
     5.125% 06/01/25                   500,000      486,700
TX Texas Tech University,
   Series 1999,
   Insured: AMBAC
     5.000% 02/15/29                 2,500,000    2,518,675
                                                -----------
                               Education Total   10,540,486
                                                -----------

PREP SCHOOL - 1.6%
MA State Industrial Finance Agency,
   Tabor Academy, Series 1998,
     5.400% 12/01/28                 1,000,000    1,014,000
MO State Health & Educational
   Facilities Authority, Central Institute
   for the Deaf, Series 1999,
   Insured: RAD
     5.850% 01/01/22                   600,000      649,458
NH State Business Finance Authority,
   Proctor Academy,
   Series 1998 A,
     5.400% 06/01/17                   390,000      404,134
                                                -----------
                             Prep School Total    2,067,592
                                                -----------





                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
STUDENT LOAN - 1.3%
NE Nebhelp, Inc., Series 1993 A-6, AMT,
   Insured: MBIA
     6.450% 06/01/18                 1,500,000    1,591,080
                                                -----------
                            Student Loan Total    1,591,080
                                                -----------
                               EDUCATION TOTAL   14,199,158
                                                -----------

-----------------------------------------------------------
HEALTH CARE - 23.7%
CONTINUING CARE RETIREMENT - 4.6%
CA La Verne Certificates of Participation,
   Brethren Hillcrest Home,
   Series 2003 B,
     6.625% 02/15/25                   350,000      354,617
CT State Development Authority,
   Elim Park Baptist, Inc.,
   Series 2003,
     5.750% 12/01/23                   250,000      258,170
FL Capital Projects Finance Authority,
   Glenridge on Palmer Ranch,
   Series 2002 A,
     8.000% 06/01/32                   500,000      517,570
GA Fulton County Residential Care
   Facilities, Canterbury Court,
   Series 2004 A,
     6.125% 02/15/34                   250,000      250,948
HI State Department of Budget &
   Finance, Kahala Nui Project,
   Series 2003 A:
     7.875% 11/15/23                   250,000      266,293
     8.000% 11/15/33                   250,000      266,740
IL State Health Facilities Authority,
   Washington and Jane Smith Community,
   Series 2003 A,
     7.000% 11/15/32                   250,000      251,522
MD Westminster Economic Development,
   Carroll Lutheran Village,
   Series 2004 A,
     5.875% 05/01/21                   500,000      507,575
MO Cole County Industrial Development,
   Lutheran Senior Services-Heisinger,
   Series 2004,
     5.500% 02/01/35                   500,000      510,790
NJ Economic Development Authority,
   First Mortgage, Winchester Gardens,
   Series 2004 A:
     5.750% 11/01/24                   350,000      359,349
     5.800% 11/01/31                   250,000      254,020
PA Chartiers Valley Industrial &
   Commercial Development Authority,
   Friendship Village/South,
   Series 2003 A,
     5.250% 08/15/13                   500,000      508,310
PA Delaware County Authority,
   Dunwoody Village, Inc.,
   Series 2003 A,
     5.375% 04/01/17                   250,000      264,160




See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
CONTINUING CARE RETIREMENT (CONTINUED)
TN Johnson County, Health & Education
   Facilities, Appalachian Christian Village,
   Series 2004 A,
     6.250% 02/15/32                   250,000      247,505
TN Shelby County, Health, Education
   & Housing Facilities Board,
   Germantown Village,
   Series 2003 A,
     7.250% 12/01/34                   150,000      154,722
TX Abilene Health Facilities Development
   Corp., Sears Methodist Retirement
   Obligation Group,
   Series 2003 A,
     7.000% 11/15/33                   500,000      519,810
WI State Health & Educational Facilities
   Authority, Three Pillars Senior
   Communities, Series 2003,
     5.600% 08/15/23                   300,000      302,439
                                                -----------
              Continuing Care Retirement Total    5,794,540
                                                -----------

HEALTH SERVICES - 0.4%
CO Health Facilities Authority,
   National Jewish Medical & Research
   Center, Series 1998 B,
     5.375% 01/01/29                   250,000      235,825
MA State Health & Educational
   Facilities Authority,
   Civic Investments, Inc., Series 2002 A,
     9.000% 12/15/15                   250,000      285,062
                                                -----------
                         Health Services Total      520,887
                                                -----------

HOSPITALS - 15.5%
CA Health Facilities Financing,
   Catholic Healthcare West,
   Series 2004 I,
     4.950% 07/01/26                   200,000      206,938
CA Rancho Mirage Joint Powers,
   Eisenhower Medical Center,
     5.625% 07/01/29                 1,000,000    1,034,770
CA Statewide Communities
   Development Authority,
   Kaiser Permanente,
   Series 2004 I,
     3.450% 04/01/35                   250,000      244,382
CO Health Facilities Authority:
   Parkview Medical Center,
   Series 2004,
     5.000% 09/01/25                   250,000      245,640
   Vail Valley Medical Center,
   Series 2004,
     5.000% 01/15/20 (g)               250,000      252,143




                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
DE State Health Facilities Authority,
   Beebe Medical Center,
   Series 2004 A,
     5.000% 06/01/16                   500,000      512,005
FL Orange County Health Facilities
   Authority, Orlando Regional
   Healthcare System:
   Series 1996 C,
   Insured: MBIA
     6.250% 10/01/13                   720,000      852,494
   Series 1999 E,
     6.000% 10/01/26                   175,000      183,585
   Series 2002,
     5.750% 12/01/32                   150,000      157,759
FL South Broward Hospital District,
   Series 2002,
     5.625% 05/01/32                 1,000,000    1,048,080
GA Coffee County Hospital Authority,
   Coffee Regional Medical Center, Inc.,
   Series 2004,
     5.000% 12/01/26                   350,000      340,932
IL Southwestern Illinois
   Development Authority,
   Anderson Hospital, Series 1999,
     5.375% 08/15/15                   380,000      388,288
IL State Development Finance Authority,
   Adventist Health System, Series 1999,
     5.500% 11/15/20                   900,000      942,426
IL State Health Facilities Authority,
   Swedish American Hospital, Series 2000,
     6.875% 11/15/30                   500,000      549,990
IN Health Facilities Financing Authority
   Hospital, Community Foundation
   Northwest, Series 2004 A,
     6.000% 03/01/34                   150,000      148,149
KS University Hospital Authority,
   Kansas University Health System,
   Series 2002,
     5.625% 09/01/32                   500,000      508,680
LA State Public Facilities Authority,
   Touro Infirmary, Series 1999 A,
     5.625% 08/15/29                   500,000      504,685
MA State Health & Educational
   Facilities Authority:
   Milford-Whitinsville Regional,
   Series 1998 C,
     5.750% 07/15/13                   500,000      517,985
   South Shore Hospital,
   Series 1999 F,
     5.750% 07/01/29                 1,000,000    1,029,620
MD State Health & Higher Educational
   Facilities Authority:
   Adventist Healthcare,
   Series 2003 A:
     5.000% 01/01/16                   250,000      254,557
     5.750% 01/01/25                   250,000      259,110




See Accompanying Notes to Financial Statements.

MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
Lifebridge Health,
   Series 2004 A,
     5.125% 07/01/34                   500,000      500,315
University of Maryland Medical System,
   Series 2000,
     6.750% 07/01/30                   250,000      281,030
MI State Hospital Finance Authority,
   Oakwood Obligated Group,
   Series 2003,
     5.500% 11/01/18                   400,000      424,576
MN St. Paul Housing &
   Redevelopment Authority,
   HealthEast, Inc.:
   Series 1993 B,
     6.625% 11/01/17                   230,000      231,948
   Series 1997 A,
     5.700% 11/01/15                   250,000      246,962
NH Health & Educational
   Facilities Authority,
   Catholic Medical Center,
   Series 1989 A,
     6.125% 07/01/32                   500,000      513,085
NJ Health Care Facilities,
   Capital Health System, Inc.,
   Series 2003 A,
     5.750% 07/01/23                   350,000      369,750
NV Henderson, Catholic Healthcare West:
   Series 1998,
     5.375% 07/01/26                   250,000      251,363
   Series 1999 A,
     6.750% 07/01/20                   500,000      546,210
NY New York State Dormitory Authority:
   North Shore Long Island Jewish
   Medical Center, Series 2003,
     5.500% 05/01/33                   100,000      102,844
OH Lakewood Hospital Improvement,
   Lakewood Hospital Association,
   Series 2003,
     5.500% 02/15/14                   385,000      412,928
RI State Health & Educational Building
   Corp., Hospital Financing,
   Lifespan Obligation Group,
     6.375% 08/15/21                   500,000      535,560
SC Jobs Economic Development Authority,
   Bon Secours Health Systems, Inc.,
   Series 2002 A,
     5.500% 11/15/23                   500,000      511,000
SC Lexington County Health Services
   District, Inc., Hospital Revenue,
     5.500% 11/01/23                   500,000      520,055
SD State Health & Educational Facilities,
   Sioux Valley Hospitals & Health
   Systems, Series 2004 A,
     5.250% 11/01/34                   250,000      249,127






                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
TN Metropolitan Government, Nashville
   & Davidson Counties, Meharry Medical
   College, Series 1996,
   Insured: AMBAC
     6.000% 12/01/16                 1,575,000    1,840,136
TX Comal County Health Facilities
   Development, McKenna Memorial,
   Series 2002 A,
     6.250% 02/01/32                   500,000      512,435
VA Augusta County Industrial Development
   Authority, Augusta Health Care, Inc.,
   Series 2003,
     5.250% 09/01/19                 1,000,000    1,076,790
WI State Health & Educational Facilities
   Authority:
   Aurora Health Care, Inc.,
   Series 2003,
     6.400% 04/15/33                   175,000      185,588
   Fort Healthcare, Inc.,
     5.375% 05/01/18                   385,000      391,526
                                                -----------
                               Hospitals Total   19,885,446
                                                -----------

INTERMEDIATE CARE FACILITIES - 0.3%
IL State Development Finance Authority,
   Hoosier Care, Inc., Series 1999 A,
     7.125% 06/01/34                   465,000      395,069
                                                -----------
            Intermediate Care Facilities Total      395,069
                                                -----------

NURSING HOMES - 2.9%
AK Juneau, St. Ann's Care Center,
   Series 1999,
     6.875% 12/01/25                   500,000      501,635
CO Health Care Facilities Authority,
   Pioneer Health Care, Series 1989,
     10.500% 05/01/19                1,540,000    1,237,683
DE State Economic Development
   Authority, Churchman Village Project,
   Series 1991 A,
     10.000% 03/01/21                  885,000      890,071
PA Chester County Industrial Development
   Authority, RHA/Pennsylvania Nursing
   Home, Series 2002,
     8.500% 05/01/32                   755,000      733,505
PA Delaware County Authority,
   Main Line and Haverford Nursing,
   Series 1992,
     9.000% 08/01/22 (b)               565,000      339,000
WI State Health & Educational Facilities
   Authority,
   Metro Health Foundation, Inc.,
   Series 1993,
     11.000% 11/01/22 (b)            1,074,038       41,887
                                                -----------
                           Nursing Homes Total    3,743,781
                                                -----------
                             HEALTH CARE TOTAL   30,339,723
                                                -----------




See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
HOUSING - 5.2%
ASSISTED LIVING/SENIOR - 1.1%
NC Medical Care Community Health Care
   Facilities, De Paul Community Facilities,
   Series 1998,
     6.125% 01/01/28                   500,000      445,330
NY Suffolk County Industrial
   Development Agency,
   Civic Facility, Gurwin Jewish Phase II,
   Series 2004,
     6.700% 05/01/39                   500,000      507,085
TX Bell County Health Facilities
   Development Corp., Care Institute, Inc.,
   Series 1994,
     9.000% 11/01/24                   460,000      422,395
                                                -----------
                  Assisted Living/Senior Total    1,374,810
                                                -----------

MULTI-FAMILY - 4.0%
AZ Maricopa County Industrial
   Development Authority,
   National Health Facilities II Project,
   Insured: FSA
     5.100% 01/01/33                 2,500,000    2,502,725
FL Broward County Housing Finance
   Authority, Chaves Lake Apartment
   Project, Series 2000, AMT,
     7.500% 07/01/40                   500,000      494,630
FL Clay County Housing Finance
   Authority, Madison Commons
   Apartments, Series 2000 A, AMT,
     7.450% 07/01/40                   250,000      248,845
MN White Bear Lake, Birch Lake
   Townhome Project:
   Series 1989 A, AMT,
     10.250% 07/15/19                  775,000      775,636
   Series 1989 B,
     (a) 07/15/19                      668,000      307,240
NC Medical Care Community,
   Health Care Housing,
   Series 2004 A,
     5.800% 10/01/34                   305,000      301,474
NJ Middlesex County Improvement Authority,
   Street Student Housing Project,
   Series 2004 A,
     5.000% 08/15/18                   300,000      308,580
Resolution Trust Corp.,
   Pass Through Certificates,
   Series 1993 A,
     8.500% 12/01/16 (c)               227,741      221,154
                                                -----------
                            Multi-Family Total    5,160,284
                                                -----------

SINGLE FAMILY - 0.1%
CO State Housing Finance Authority,
   Series 2000 B-2, AMT,
     7.250% 10/01/31                   110,000      113,169






                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
IL Chicago, Series 2000 A, AMT,
   Guarantor: FNMA
     7.150% 09/01/31                    55,000       55,457
                                                -----------
                           Single Family Total      168,626
                                                -----------
                                 HOUSING TOTAL    6,703,720
                                                -----------

-----------------------------------------------------------
INDUSTRIAL - 3.3%
FOOD PRODUCTS - 0.8%
NE Washington County Waste Water
   Facilities, Cargill, Inc.,
   Series 2002, AMT,
     5.900% 11/01/27                 1,000,000    1,063,790
                                                -----------
                           Food Products Total    1,063,790
                                                -----------

FOREST PRODUCTS - 1.5%
AL Camden Industrial Development
   Board, Weyerhaeuser Co.,
   Series 2003 B, AMT,
     6.375% 12/01/24                   275,000      295,237
AR Camden Environmental
   Improvement Project,
   International Paper Co.,
   Series 2004 A, AMT,
     5.000% 11/01/18                   500,000      495,285
FL Escambia County Environmental
   Improvement,
   International Paper,
   Series 2003 A, AMT,
     5.750% 11/01/27                   250,000      252,765
MN International Falls, Boise Cascade
   Corp., Series 1999, AMT,
     6.850% 12/01/29                   500,000      527,700
MS Lowndes County Solid Waste
   Disposal & Pollution Control,
   Weyerhaeuser Co.,
   Series 1992 B,
     6.700% 04/01/22                   325,000      382,067
                                                -----------
                         Forest Products Total    1,953,054
                                                -----------

MANUFACTURING - 0.2%
MO State Development Finance
   Board, Procter & Gamble Co.,
   Series 1999, AMT,
     5.200% 03/15/29                   250,000      258,397
                                                -----------
                           Manufacturing Total      258,397
                                                -----------

OIL & GAS - 0.8%
NJ Middlesex County, Pollution
   Control Authority,
   Amerada Hess Corp.,
   Series 2004,
     6.050% 09/15/34                   175,000      182,562
NV Clark County Industrial Development,
   Southwest Gas Corp.,
   Series 2003 E, AMT,
     5.800% 03/01/38                   250,000      267,113




See Accompanying Notes to Financial Statements.




INVESTMENT PORTFOLIO (CONTINUED)


November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
INDUSTRIAL (CONTINUED)
OIL & GAS (CONTINUED)
TX Gulf Coast Industrial Development
   Authority, Citgo Petroleum,
   Series 1998, AMT,
     8.000% 04/01/28                   250,000      276,298
VI Public Finance Authority,
   Hovensa Refinery, AMT,
     6.125% 07/01/22                   200,000      213,162
                                                -----------
                               Oil & Gas Total      939,135
                                                -----------
                              INDUSTRIAL TOTAL    4,214,376
                                                -----------

-----------------------------------------------------------
OTHER - 7.0%
OTHER - 0.5%
NY Convention Center,
   Yale Building Project, Series 2003,
     (a) 06/01/08                      700,000      600,005
                                                -----------
                                   Other Total      600,005
                                                -----------

POOL/BOND BANK - 1.2%
FL State Municipal Loan Council,
   Series 2000 A,
   Insured: MBIA
     (a) 04/01/21                      520,000      235,206
KS State Development Finance Authority,
   Water Pollution Control,
     5.500% 11/01/17                 1,125,000    1,286,584
                                                -----------
                          Pool/Bond Bank Total    1,521,790
                                                -----------

REFUNDED/ESCROWED (d) - 3.9%
FL Orange County Health Facilities
   Authority, Orlando Regional Healthcare
   System, Series 1996 C,
   Insured: MBIA
     6.250% 10/01/13                 1,740,000    2,084,781
NC Lincoln County, Lincoln County
   Hospital, Series 1991,
     9.000% 05/01/07                    65,000       70,669
NC State Municipal Power Agency,
   Catawba No. 1, Series 1986,
     5.000% 01/02/20                 1,670,000    1,816,526
NY New York,
   Series 1996 A,
     7.000% 08/01/07                    80,000       87,400
TN Shelby County, Health, Education
   & Housing Facilities Board,
   Open Arms Development Center:
   Series 1992 A,
     9.750% 08/01/19                   405,000      489,268
   Series 1992 C,
     9.750% 08/01/19                   405,000      489,268
                                                -----------
                       Refunded/Escrowed Total    5,037,912
                                                -----------





                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
TOBACCO - 1.4%
CA Golden State Tobacco
   Securitization Authority:
   Series 2003 A-1,
     6.250% 06/01/33                   750,000      730,073
   Series 2003 B,
     5.500% 06/01/43                   500,000      517,845
SC Tobacco Settlement Revenue
   Management Authority, Series 2001 B,
     6.375% 05/15/28                   400,000      384,488
WI Badger Tobacco Asset Securitization
   Corp., Series 2002,
     6.375% 06/01/32                   250,000      237,600
                                                -----------
                                 Tobacco Total    1,870,006
                                                -----------
                                   OTHER TOTAL    9,029,713
                                                -----------

-----------------------------------------------------------
OTHER REVENUE - 1.7%
RECREATION - 1.7%
CA Cabazon Band Mission Indians,
   Series 2004:
     8.375% 10/01/15 (c)               110,000      109,781
     8.750% 10/01/19 (c)               390,000      389,212
DC District of Columbia,
   Smithsonian Institute, Series 1997,
     5.000% 02/01/28                 1,000,000    1,004,930
FL Capital Trust Agency,
   Seminole Tribe Convention Center,
   Series 2002 A,
     10.000% 10/01/33 (c)              500,000      612,685
                                                -----------
                              Recreation Total    2,116,608
                                                -----------
                           OTHER REVENUE TOTAL    2,116,608
                                                -----------

-----------------------------------------------------------
RESOURCE RECOVERY - 3.1%
DISPOSAL - 1.3%
IL Development Finance Authority,
   Waste Management, Inc.,
   Series 1997, AMT,
     5.050% 01/01/10                   500,000      520,890
MA State Industrial Finance Agency,
   Peabody Monofill Associates, Inc.,
   Series 1995,
     9.000% 09/01/05                    80,000       81,434
MI State Strategic Fund, Waste
   Management, Series 1995, AMT,
     5.200% 04/01/10                   500,000      525,115
OH State Solid Waste,
   Republic Services, AMT,
     4.250% 04/01/33                   500,000      482,945
                                                -----------
                                Disposal Total    1,610,384
                                                -----------

RESOURCE RECOVERY - 1.8%
MA State Industrial Finance Agency,
   Ogden Haverhill Project,
   Series 1998 A, AMT,
     5.450% 12/01/12                 1,250,000    1,261,513





See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
RESOURCE RECOVERY (CONTINUED)
RESOURCE RECOVERY (CONTINUED)
PA Delaware County Industrial Development
   Authority BFI, Series 1997 A,
     6.100% 07/01/13                 1,000,000    1,074,540
                                                -----------
                       Resource Recovery Total    2,336,053
                                                -----------
                       RESOURCE RECOVERY TOTAL    3,946,437
                                                -----------

-----------------------------------------------------------
TAX-BACKED - 58.2%
LOCAL APPROPRIATED - 4.4%
CA Compton Certificates of Participation,
   Civic Center & Capital Improvement,
   Series 1997 A,
     5.500% 09/01/15                   500,000      523,345
CA Los Angeles County, Series 1999 A,
   Insured: AMBAC
     (a) 08/01/21                    2,135,000      923,686
MN Andover Economic
   Development Authority,
   Andover Community Center,
     5.000% 02/01/19                   600,000      614,592
MN Hibbing Economic Development
   Authority, Series 1997,
     6.400% 02/01/12                   335,000      342,745
MO Development Finance Board,
   St. Louis Convention Center,
   Series 2000 C,
   Insured: AMBAC
     (a) 07/15/18                      300,000      157,407
SC Berkeley County School District,
   Series 2003,
     5.000% 12/01/28                   500,000      494,830
SC Dorchester County School District
   No. 002, Growth Remedy Opportunity,
   Series 2004,
     5.250% 12/01/29                   250,000      251,740
SC Lancaster Educational
   Assistance Program,
   Lancaster County School District,
   Series 2004,
     5.000% 12/01/26                   550,000      535,684
TX Houston Independent School District,
   Public Facilities Corp., Series 1998 A,
   Insured: AMBAC
     (a) 09/15/13                    2,500,000    1,726,550
                                                -----------
                      Local Appropriated Total    5,570,579
                                                -----------

LOCAL GENERAL OBLIGATIONS - 23.7%
AK North Slope Borough, Series 2001 A,
   Insured: MBIA
     (a) 06/30/12                    2,000,000    1,474,540
CA Las Virgenes Unified School District,
   Series 2001 C,
   Insured: FGIC
     (a) 11/01/22                    1,210,000      489,046




                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
CA Modesto High School District,
   Stanislaus County, Capital Appreciation,
   Series 2002 A,
   Insured: FGIC
     (a) 08/01/19                    1,350,000      664,578
CA Pomona Unified School District,
   Series 2000 A,
   Insured: MBIA
     6.450% 08/01/22                 1,000,000    1,247,360
CA Vallejo City Unified School District,
   Series 2002 A,
   Insured: MBIA
     5.900% 08/01/25                 2,000,000    2,325,400
CA West Contra Costa Unified School
   District, Series 2001 B,
   Insured: MBIA
     6.000% 08/01/24                   250,000      298,588
CO Highlands Ranch Metropolitan
   District, Series 1996,
   Insured: FSA
     6.500% 06/15/11                 1,375,000    1,627,876
IL Chicago:
   Series 1995 A-2,
   Insured: AMBAC
     6.250% 01/01/14                 1,480,000    1,752,601
   Series 1999,
   Insured: FGIC
     5.500% 01/01/23                 1,000,000    1,133,480
   Series 2001 A,
   Insured: MBIA
     (a) 01/01/15                    3,000,000    1,917,000
IL Chicago Board of Education,
   Series 1998 B-1:
   Insured: FGIC
     (a) 12/01/11                    1,000,000      760,920
     (a) 12/01/21                    2,000,000      857,980
IL Hoffman Estates Park District,
   Debt Certificates,
     5.000% 12/01/16                   500,000      525,305
IL St. Clair County,
   Series 1999,
   Insured: FGIC
     (a) 10/01/16                    2,000,000    1,164,780
IL St. Clair County Public Building
   Commission, Series 1997 B,
   Insured: FGIC
     (a) 12/01/13                    2,000,000    1,373,260
IL Will County School District No. 17,
   Series 2001,
   Insured: AMBAC
     8.500% 12/01/15                 1,400,000    1,947,960
MI Garden City School District,
   Series 2001,
   Insured: QSBLF
     5.500% 05/01/16                   325,000      358,732




See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
LOCAL GENERAL OBLIGATIONS (CONTINUED)
MI St. John's Public School, Series 1998,
   Insured: FGIC
     5.100% 05/01/25                 1,000,000    1,069,840
NY New York City,
   Series 2003 J,
     5.500% 06/01/18                   500,000      543,095
OH Kenston Local School District,
   Series 2003,
   Insured: MBIA
     5.000% 12/01/23                 1,000,000    1,039,300
TX Brenham, Certificates of Obligation,
   Series 2001,
   Insured: FSA
     5.375% 08/15/16                 1,040,000    1,139,996
TX Dallas County Flood Control
   District, Series 2002,
     7.250% 04/01/32                   500,000      518,280
TX Houston Independent School District,
   Series 1999 A,
   Insured: PSFG
     4.750% 02/15/22                 5,000,000    5,024,250
TX La Joya Independent School District,
   Series 1998,
   Insured: PSFG
     5.500% 02/15/12                 1,000,000    1,081,290
                                                -----------
               Local General Obligations Total   30,335,457
                                                -----------

SPECIAL NON-PROPERTY TAX - 6.2%
FL Tampa Sports Authority,
   Tampa Bay Arena Project, Series 1995,
   Insured: MBIA
     5.750% 10/01/25                 1,000,000    1,157,420
NJ Economic Development Authority,
   Cigarette Tax, Series 2004,
     5.750% 06/15/29                   500,000      510,660
NM Dona Ana County, Series 1998,
   Insured: AMBAC
     5.500% 06/01/15                 1,000,000    1,138,660
NY New York City Transitional
   Finance Authority,
   Series 1998 A,
     5.000% 11/15/26                 1,960,000    1,986,930
NY State Local Government
   Assistance Corp.,
   Series 1993 E,
     5.000% 04/01/21                 3,000,000    3,204,360
                                                -----------
                Special Non-Property Tax Total    7,998,030
                                                -----------

SPECIAL PROPERTY TAX - 2.7%
CA Huntington Beach Community
   Facilities District,
   Grand Coast Resort, Series 2001,
     6.450% 09/01/31                   300,000      309,663






                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
CA Lincoln Community Facilities
   District No. 2003-1,
   Series 2004,
     5.550% 09/01/18                   500,000      494,745
CA Oakdale Public Financing Authority
   Tax Allocation,
   Central Redevelopment Project,
     5.375% 06/01/33                   500,000      497,470
FL Celebration Community Development
   District, Special Assessment,
   Series 2003 A,
     6.400% 05/01/34                   250,000      258,452
FL Double Branch Community
   Development District,
   Series 2002 A,
     6.700% 05/01/34                   335,000      357,525
FL Seven Oaks Community
   Development District:
   Series 2004 A,
     5.875% 05/01/35                   500,000      495,910
   Series 2004 B,
     5.000% 05/01/09                   250,000      250,248
IL Chicago Tax Increment,
   Jr. Lien, Pilsen Redevelopment,
   Series 2004 B,
     6.750% 06/01/22                   610,000      620,425
IL Lincolnshire Special Service Area No. 1,
   Sedgebrook Project,
   Series 2004,
   Insured: AMBAC
     6.250% 03/01/34                   225,000      222,885
                                                -----------
                    Special Property Tax Total    3,507,323
                                                -----------

STATE APPROPRIATED - 12.5%
IN State Office Building Commission,
   Women's Prison, Series 1995 B,
   Insured: AMBAC
     6.250% 07/01/16                 2,820,000    3,379,262
KY State Property & Buildings Commission,
   Project No. 73, Series 2001,
     5.500% 11/01/14                   455,000      508,408
NY State Dormitory Authority:
   City University, Series 1993 A,
     5.750% 07/01/18                 5,000,000    5,768,150
   Mental Health Services,
   Series 1998 C,
     5.000% 02/15/11                 1,485,000    1,577,605
   State University,
   Series 2000 C,
   Insured: FSA
     5.750% 05/15/17                 1,000,000    1,168,220
NY State Urban Development Corp.,
     5.600% 04/01/15                 1,000,000    1,128,480




See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
STATE APPROPRIATED (CONTINUED)
UT State Building Ownership Authority,
   Facilities Master Lease,
   Series 1998 C,
   Insured: FSA
     5.500% 05/15/19                 1,750,000    1,990,555
WV State Building Commission,
   Series 1998 A,
   Insured: AMBAC
     5.375% 07/01/18                   500,000      557,585
                                                -----------
                      State Appropriated Total   16,078,265
                                                -----------

STATE GENERAL OBLIGATIONS - 8.7%
CA State:
   Series 1995,
     5.750% 03/01/19                    70,000       71,193
   Series 2004,
     5.000% 02/01/21                 1,000,000    1,039,450
DC District of Columbia,
   Series 1999 A,
   Insured: FSA
     5.375% 06/01/18                   890,000      967,225
MA State, Series 1998 C,
     5.250% 08/01/17                 1,000,000    1,102,290
NJ State,
   Series 2001,
   Insured: MBIA
     5.250% 07/01/16                 2,000,000    2,241,760
PR Commonwealth of Puerto Rico:
   Series 2004 A,
     5.000% 07/01/30                   300,000      319,554
Aqueduct & Sewer Authority:
   Series 1995:
   Insurer MBIA:
     6.250% 07/01/12                 1,000,000    1,188,390
     6.250% 07/01/13                   750,000      898,102
   Series 2001,
   Insured: FSA
     5.500% 07/01/17                 1,000,000    1,150,380
TX State, Series 1999 ABC,
     5.500% 08/01/35                 2,000,000    2,136,200
                                                -----------
               State General Obligations Total   11,114,544
                                                -----------
                              TAX-BACKED TOTAL   74,604,198
                                                -----------

-----------------------------------------------------------
TRANSPORTATION - 10.1%
AIR TRANSPORTATION - 2.6%
CA Los Angeles Regional Airport
   Improvement Corp.,
   American Airlines, Inc.,
   Series 2000 C, AMT,
     7.500% 12/01/24                   375,000      363,127
IL Chicago O'Hare International Airport,
   United Airlines, Inc.,
   Series 2000 A, AMT,
     6.750% 11/01/11 (b)               800,000      280,488






                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
IN Indianapolis Airport Authority,
   Fed Ex Corp.,
   Series 2004, AMT,
     5.100% 01/15/17                   250,000      258,985
KY Kenton County Airport Board,
   Delta Air Lines, Inc.,
   Series 1992 A, AMT,
     7.500% 02/01/12                   250,000      204,830
MN Minneapolis & St. Paul Metropolitan
   Airport Commission, Northwest
   Airlines, Series 2001 A, AMT,
     7.000% 04/01/25                   350,000      299,873
NC Charlotte, US Airways, Inc.:
   Series 1998, AMT,
     5.600% 07/01/27 (e)               500,000      230,930
   Series 2000, AMT,
     7.750% 02/01/28 (e)               500,000      244,470
NY Port Authority of New York &
   New Jersey, JFK International
   Air Terminal,
   Series 1997, AMT,
   Insured: MBIA
     6.250% 12/01/08                 1,000,000    1,107,120
TX Houston Industrial
   Development Corp.,
   Air Cargo, Perot Development,
   Series 2002, AMT,
     6.000% 03/01/23                   390,018      398,618
                                                -----------
                      Air Transportation Total    3,388,441
                                                -----------

AIRPORTS - 0.9%
MA State Port Authority,
   Series 1999, IFRN,
   Insured: FGIC
     9.610% 07/01/29 (c)(f)          1,000,000    1,161,310
                                                -----------
                                Airports Total    1,161,310
                                                -----------

TOLL FACILITIES - 4.2%
CA Foothill/Eastern Transportation
   Corridor Agency, Series 1995 A,
     5.000% 01/01/35                 1,000,000      889,300
CA San Joaquin Hills Transportation
   Corridor Agency, Series 1997 A,
   Insured: MBIA
     (a) 01/15/15                    2,000,000    1,272,000
CO E-470 Public Highway Authority,
   Series 1997 B,
   Insured: MBIA
     (a) 09/01/11                    2,000,000    1,541,440
CO Northwest Parkway Public Highway
   Authority, First Tier,
   Series 2001 D,
     7.125% 06/15/41                   500,000      526,315




See Accompanying Notes to Financial Statements.

November 30, 2004


MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
TRANSPORTATION (CONTINUED)
TOLL FACILITIES (CONTINUED)
NH State Turnpike Systems,
   Series 1991 C, IFRN,
   Insured: FGIC
     11.450% 11/01/17 (f)            1,000,000    1,194,120
                                                -----------
                         Toll Facilities Total    5,423,175
                                                -----------
TRANSPORTATION - 2.4%
IL Regional Transportation Authority,
   Series 1994 C,
   Insured: FGIC
     7.750% 06/01/20                 1,000,000    1,387,460
NV State Department of
   Business & Industry,
   Las Vegas Monorail Project,
   Series 2000:
     7.375% 01/01/30                   250,000      254,797
     7.375% 01/01/40                   250,000      253,557
OH Toledo-Lucas County Port Authority,
   CSX Transportation, Inc., Series 1992,
     6.450% 12/15/21                 1,000,000    1,116,230
                                                -----------
                          Transportation Total    3,012,044
                                                -----------
                          TRANSPORTATION TOTAL   12,984,970
                                                -----------

-----------------------------------------------------------
UTILITIES - 19.4%
INDEPENDENT POWER PRODUCERS - 1.4%
MI Midland County Economic
   Development Corp.,
   Series 2000, AMT,
     6.875% 07/23/09                   600,000      623,520
NY New York City Industrial
   Development Agency,
   Brooklyn Navy Yard Partners,
   Series 1997, AMT,
     5.650% 10/01/28                   200,000      185,412
NY Suffolk County Industrial
   Development Agency,
   Nissequogue Cogen Partners Facility,
   Series 1998,
     5.500% 01/01/23                   550,000      523,754
PA Carbon County Industrial Development
   Authority, Panther Creek Partners,
   Series 2000, AMT,
     6.650% 05/01/10                   140,000      150,896
PR Commonwealth of Puerto Rico
   Industrial, Educational, Medical &
   Environmental Cogeneration
   Facilities, AES Project,
   Series 2000, AMT,
     6.625% 06/01/26                   320,000      344,867
                                                -----------
             Independent Power Producers Total    1,828,449
                                                -----------





                                       PAR ($)    VALUE ($)
-----------------------------------------------------------
INVESTOR OWNED - 10.5%
AZ Maricopa County Pollution
   Control Revenue,
   El Paso Electric Co.,
   Series 2002 A,
     6.250% 05/01/37                   500,000      511,830
CA Chula Vista Industrial Development
   Authority, San Diego Gas & Electric,
   Series 1996 B, AMT,
     5.500% 12/01/21                   625,000      652,088
FL Polk County Industrial Development
   Authority, Tampa Electric Co.,
   Series 1996, AMT,
     5.850% 12/01/30                   500,000      509,820
IN Petersburg, Indiana Power & Light Co.,
   Series 1993 B,
   Insured: MBIA
     5.400% 08/01/17                 2,500,000    2,779,250
MI State Strategic Fund, Detroit
   Edison Co.,
   Series 1998 A, AMT,
   Insured: MBIA
     5.550% 09/01/29                 3,000,000    3,111,930
MS State Business Finance Corp.,
   Systems Energy Resources Project,
   Series 1998,
     5.875% 04/01/22                 1,000,000    1,005,150
MT Forsyth Pollution Control,
   Portland General, Series 1998 A,
     5.200% 05/01/33                   150,000      158,202
NV Clark County Industrial
   Development,
   Nevada Power Co.,
   Series 1995 B, AMT,
     5.900% 10/01/30                   250,000      244,482
OH State Air Quality
   Development Authority,
   Cleveland Electric
   Illuminating Co.,
   Series 2002 A,
     6.000% 12/01/13                   650,000      688,903
TX Brazos River Authority,
   Pollution Control,
   TXU Electric Co.:
   Series 1999, AMT,
     7.700% 04/01/33                   250,000      295,030
   Series 2001, AMT,
     5.750% 05/01/36                   100,000      107,937
   Series 2003 C, AMT,
     6.750% 10/01/38                   270,000      292,159
TX Matagorda County Navigation
   District No.1,
   Houston Light & Power Co.,
   Series 1997, AMT,
   Insured: AMBAC
     5.125% 11/01/28                 2,000,000    2,046,960




See Accompanying Notes to Financial Statements.

November 30, 2004



MUNICIPAL BONDS (CONTINUED)            PAR ($)    VALUE ($)
-----------------------------------------------------------
UTILITIES (CONTINUED)
INVESTOR OWNED (CONTINUED)
WY Campbell County, Pollution Control,
   Black Hills Power, Inc., Series 2004,
     5.350% 10/01/24                   500,000      497,300
WY Converse County Pollution Control,
   Pacificorp, Series 1988,
     3.900% 01/01/14                   500,000      481,555
                                                -----------
                          Investor Owned Total   13,382,596
                                                -----------

JOINT POWER AUTHORITY - 3.7%
MA Municipal Wholesale Electric Co.,
   Power Supply System, Project 6-A,
   Insured: MBIA
     5.250% 07/01/14                 1,000,000    1,097,910
NC Eastern Municipal Power Agency,
   Series 2003,
     5.500% 01/01/16                   285,000      304,326
NC State Municipal Power Agency,
   Catawba Electric No. 1:
   Series 1998 A,
   Insured: MBIA
     5.500% 01/01/15                   640,000      717,882
   Series 2003 A,
   Insured: MBIA
     5.250% 01/01/18                 2,500,000    2,683,625
                                                -----------
                   Joint Power Authority Total    4,803,743
                                                -----------

MUNICIPAL ELECTRIC - 1.4%
CA State Water Resources Authority,
   Series 2002 A,
   Insured: AMBAC
     5.500% 05/01/14                 1,000,000    1,129,710
NC University of North Carolina at
   Chapel Hill, Series 1997,
     (a) 08/01/14                    1,000,000      666,570
                                                -----------
                      Municipal Electric Total    1,796,280
                                                -----------

WATER & SEWER - 2.4%
GA Atlanta, Series 1993,
   Insured: FGIC
     5.500% 11/01/22 (h)             1,000,000    1,136,690
MS V Lakes Utility District,
     8.250% 07/15/24                   140,000      137,231
WA King County, Series 1999,
   Insured: FGIC
     5.250% 01/01/30                 1,750,000    1,804,442
                                                -----------
                           Water & Sewer Total    3,078,363
                                                -----------
                               UTILITIES TOTAL   24,889,431
                                                -----------

TOTAL MUNICIPAL BONDS
   (cost of $175,063,923)                       183,028,334
                                                -----------






MUNICIPAL PREFERRED STOCKS - 1.3%      PAR ($)    VALUE ($)
-----------------------------------------------------------
HOUSING - 1.3%
MULTI-FAMILY - 1.3%
Charter Municipal Mortgage
   Acceptance Co.
     6.300% 04/30/19 (c)               500,000      533,425
   AMT:
     7.600% 11/30/10 (c)               500,000      577,690
GMAC Municipal Mortgage Trust,
     5.600% 10/31/39 (c)               500,000      497,980
                                                -----------
                            Multi-Family Total    1,609,095
                                                -----------
                                 HOUSING TOTAL    1,609,095
                                                -----------

TOTAL MUNICIPAL PREFERRED STOCKS
   (cost of $1,500,000)                           1,609,095
                                                -----------

SHORT-TERM OBLIGATIONS - 1.2%
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (I) - 1.2%
FL Alachua County Health Facilities
   Authority, Oak Hammock University,
   Series 2002,
     1.670% 10/01/32                   800,000      800,000
IL Health Facilities Authority,
   OSF Healthcare System,
     1.700% 11/15/27                   200,000      200,000
MO State Health & Educational Facilities,
   Authority, Washington University,
   Series 1996 D,
     1.680% 09/01/30                   300,000      300,000
MN State Higher Education Facilities,
   St. Olaf College,
   Series 2002 5-M1,
     1.670% 10/01/32                   100,000      100,000
MS Jackson County Pollution Control,
   Chevron USA, Inc.,
   Series 1992,
     1.680% 12/01/16                   200,000      200,000
                                                -----------
              VARIABLE RATE DEMAND NOTES TOTAL    1,600,000
                                                -----------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $1,600,000)                           1,600,000
                                                -----------

TOTAL INVESTMENTS - 145.3%
   (cost of $178,163,923)(j)                    186,237,429

AUCTION PREFERRED SHARES PLUS
CUMULATIVE UNPAID DISTRIBUTIONS - (46.8)%       (60,002,547)

OTHER ASSETS & LIABILITIES, NET - 1.5%            1,922,176
                                                -----------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS - 100.0%                    128,157,058
                                                ===========




See Accompanying Notes to Financial Statements.

November 30, 2004



NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Zero coupon bond.
(b) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. As of November 30, 2004, the value of these securities amounted to $661,375, which represents 0.5% of net assets.
(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, these securities amounted to $4,103,237, which represents 3.2% of net assets.
(d) The Trust has been informed that this issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(e) The issuer has filed for bankruptcy protection under Chapter 11. Income is being accrued. As of November 30, 2004, the value of these securities amounted to $475,400, which represents 0.4% of net assets.
(f) Variable rate security. The interest rate shown reflects the rate as of November 30, 2004.
(g) Security purchased on a delayed delivery basis.
(h) A portion of this security with a market value of $1,091,222 is pledged as collateral for open futures contracts.
(i) Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of November 30, 2004.
(j) Cost for federal income tax purposes is $177,854,419.


At November 30, 2004, the Trust held the following open short futures contracts:

                                                               UNREALIZED
                                  AGGREGATE    EXPIRATION     APPRECIATION
     TYPE   CONTRACTS  VALUE      FACE VALUE      DATE       (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Treasury
   Notes
   10-Year     288  $31,896,000  $31,840,177    Mar-2005       $(55,823)
U.S. Treasury
   Notes
   10-Year     135   14,866,874   14,874,570    Mar-2005          7,696
                                                               --------
                                                               $(48,127)
                                                               --------






         ACRONYM           NAME
--------------------------------------------------------------------------------
         AMBAC             Ambac Assurance Corp.
         AMT               Alternative Minimum Tax
         FGIC              Financial Guaranty Insurance Co.
         FNMA              Federal National Mortgage Association
         FSA               Financial Security Assurance, Inc.
         IFRN              Inverse Floating Rate Note
         MBIA              MBIA Insurance Corp.
         PSFG              Permanent School Fund Guaranteed
         QSBLF             Qualified School Bond Loan Fund
         RAD               Radian Asset Assurance, Inc.


At November 30, 2004, the Trust held investments in the following sectors:

                                                       % OF
HOLDINGS BY REVENUE SOURCE (UNAUDITED)            NET ASSETS
--------------------------------------------------------------
Tax-Backed                                              58.2
Health Care                                             23.7
Utilities                                               19.4
Education                                               11.1
Transportation                                          10.1
Other                                                    7.0
Housing                                                  6.5
Industrial                                               3.3
Resource Recovery                                        3.1
Other Revenue                                            1.7
Short-Term Obligations                                   1.2
Auction Preferred Shares                               (46.8)
Other Assets & Liabilities, Net                          1.5
                                                       -----
                                                       100.0
                                                       -----



See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES


November 30, 2004



ASSETS:
Investments, at cost                           $178,163,923
                                               ------------
Investments, at value                          $186,237,429
Cash                                                 97,328
Receivable for:
   Interest                                       2,848,874
   Futures variation margin                          41,233
Deferred Trustees' compensation plan                  9,865
                                               ------------
      Assets                                    189,234,729
                                               ------------
LIABILITIES:
Payable for:
   Investments purchased on a delayed
      delivery basis                                253,348
   Distributions-- common shares                    656,013
   Distributions-- preferred shares                   2,547
   Investment advisory fee                           98,370
   Pricing and bookkeeping fees                      12,611
   Trustees' fees                                       150
   Custody fee                                        1,288
   Preferred shares remarketing commissions             411
Deferred Trustees' fees                               9,865
Other liabilities                                    43,068
                                               ------------
   Total Liabilities                              1,077,671
                                               ------------
AUCTION PREFERRED SHARES (2,400 shares issued
   and outstanding at $25,000 per share)       $ 60,000,000
                                               ------------

COMPOSITION OF NET ASSETS APPLICABLE TO
   COMMON SHARES:
Paid-in capital -- common shares               $126,993,094
Undistributed net investment income                 727,733
Accumulated net realized loss                    (7,589,148)
Net unrealized appreciation/depreciation on:
   Investments                                    8,073,506
   Futures contracts                                (48,127)
                                               ------------
Net assets at value applicable to 11,509,000
   common shares of beneficial interest
   outstanding                                 $128,157,058
                                               ============
Net asset value per share                      $      11.14
                                               ============



STATEMENT OF OPERATIONS


For the Year Ended November 30, 2004


INVESTMENT INCOME:
Interest                                       $ 10,146,365
Dividends                                               351
                                               ------------
   Total Investment Income                       10,146,716
                                               ------------
EXPENSES:
Investment advisory fee                           1,231,501
Transfer agent fee                                   46,574
Pricing and bookkeeping fees                         99,168
Trustees' fees                                       10,023
Preferred shares remarketing commissions            150,584
Custody fee                                          14,853
Other expenses                                      118,896
                                               ------------
   Total Expenses                                 1,671,599
Custody earnings credit                                (639)
                                               ------------
   Net Expenses                                   1,670,960
                                               ------------
Net Investment Income                             8,475,756
                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                    2,472,922
   Futures contracts                             (2,426,020)
                                               ------------
      Net realized gain                              46,902
Net change in unrealized depreciation on:
   Investments                                   (3,758,899)
   Futures contracts                               (112,950)
                                               ------------
      Net change in unrealized depreciation      (3,871,849)
                                               ------------
Net Loss                                         (3,824,947)
                                               ------------
Net Increase in Net Assets from Operations        4,650,809
                                               ------------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                         (634,050)
                                               ------------
Net Increase in Net Assets from
   Operations Applicable to Common Shares      $  4,016,759
                                               ------------



See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED
                                                                                                       NOVEMBER 30,
                                                                                              --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                 2004              2003
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                         $  8,475,756       $  8,560,489
Net realized gain on investments and futures contracts                                              46,902            998,519
Net change in unrealized appreciation/depreciation on investments and futures contracts         (3,871,849)         3,799,175
                                                                                              ------------       ------------
Net Increase from Operations                                                                     4,650,809         13,358,183

LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                                        (634,050)          (586,950)
                                                                                              ------------       ------------
Increase in Net Assets from Operations Applicable to Common Shares                               4,016,759         12,771,233

LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                                      (7,826,122)        (7,854,896)
                                                                                              ------------       ------------
Total Increase (Decrease) in Net Assets Applicable to Common Shares                             (3,809,363)         4,916,337

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of period                                                                            131,966,421        127,050,084
                                                                                              ------------       ------------
End of period (including undistributed net investment income
   of $727,733 and $732,461, respectively)                                                    $128,157,058       $131,966,421
                                                                                              ============       ============
NUMBER OF TRUST SHARES:
Common Shares:
   Outstanding at end of period                                                                 11,509,000         11,509,000
                                                                                              ------------       ------------
Preferred Shares:
   Outstanding at end of period                                                                      2,400              2,400
                                                                                              ------------       ------------





See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2004


NOTE 1. ORGANIZATION

Colonial Investment Grade Municipal Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks as high a level of after-tax return as is consistent with prudent risk, by pursuing current income generally exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

TRUST SHARES

The Trust may issue an unlimited number of common shares. On August 26, 1999, the Trust issued 2,400 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Trust may invest in municipal and U.S. Treasury futures contracts. The Trust will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Trust's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Trust deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Trust equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Trust also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Trust recognizes a realized gain or loss when the contract is closed or expires.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on ex date.

November 30, 2004



FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Trust intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Trust should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on the ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2004, was 1.55%. For the year ended November 30, 2004, the Trust declared dividends to Auction Preferred shareholders amounting to $634,050, representing an average dividend rate of 1.06% per APS.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2004, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Trust's net assets as follows:

      UNDISTRIBUTED
     NET INVESTMENT         ACCUMULATED
         INCOME          NET REALIZED LOSS    PAID-IN CAPITAL
   -------------------    --------------        -----------
        $(20,312)             $20,312               $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2004 and November 30, 2003 was as follows:

                      NOVEMBER 30, 2004   NOVEMBER 30, 2003
                      ----------------    ----------------
Distributions paid from:
   Tax-Exempt Income       $8,451,630         $8,411,303
   Ordinary Income              8,542             30,543
   Long-Term Capital Gains         --                 --

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

                  UNDISTRIBUTED  UNDISTRIBUTED
   UNDISTRIBUTED    ORDINARY       LONG-TERM  NET UNREALIZED
TAX-EXEMPT INCOME    INCOME      CAPITAL GAINS APPRECIATION*
 ----------------   ---------    ------------  -------------
    $1,084,842         $--            $--       $8,383,010

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                      $13,963,491
   Unrealized depreciation                       (5,580,481)
                                                -----------
   Net unrealized appreciation                  $ 8,383,010
                                                -----------


The following capital loss carryforwards, determined as of November 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                 CAPITAL LOSS
            EXPIRATION                CARRYFORWARD
            ----------                ------------
               2008                    $1,913,022
               2010                     1,238,884
                                       ----------
                                       $3,151,906
                                       ----------


Capital loss carryforwards of $490,635 were utilized during the year ended November 30, 2004 for the Trust.

November 30, 2004



NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Trust. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Trust's investment advisor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Trust is managed, the investment personnel assigned to manage the Trust or the fees paid by the Trust.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Trust in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.65% of the Trust's average weekly net assets, including assets applicable to the APS.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Trust, Columbia receives from the Trust an annual flat fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets, including assets applicable to APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to APS, of the Trust for that month. The Trust also pays additional fees for pricing services based on the number of securities held by the Trust. For the year ended November 30, 2004, the Trust's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.052% of the Trust's average weekly net assets, including assets applicable to APS.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Trust are employees of Columbia or its affiliates and receive no compensation from the Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated trusts, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer.

The Trust's fee will not exceed $15,000 per year. The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

OTHER

Columbia provides certain services to the Trust related to Sarbanes-Oxley compliance. For the year ended November 30, 2004, the Trust paid $1,489 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended November 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $27,371,224 and $28,178,088, respectively.

NOTE 6. PREFERRED SHARES

The Trust currently has outstanding 2,400 APS. The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements in accordance with the guidelines prescribed by the APS' rating agencies. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2004, there were no such restrictions on the Trust.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Trust holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Trust's insurers is rated AAA by Moody's Investors Service, Inc., except for Radian Asset Assurance, Inc., which is rated AA by Standard and Poor's. At November 30, 2004, investments supported by private insurers that represent greater than 5% of the total investments of the Trust were as follows:

                                % OF TOTAL
INSURER                         INVESTMENTS
-------------------------------------------
MBIA Insurance Corp.               19.2%
Ambac Assurance Corp.              11.1
Financial Guaranty Insurance Co.    7.6

November 30, 2004


GEOGRAPHIC CONCENTRATION

The Trust has greater than 5% of its total investments at November 30, 2004 invested in debt obligations issued by the states of California, Florida, Illinois, New York and Texas and their respective political subdivisions, agencies and public authorities. The Trust is more susceptible to economic and political factors adversely affecting issuers of these state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

LEGAL PROCEEDINGS

Columbia, Columbia Funds Distributor, Inc. ("CFDI"), and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or CFDI were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFDI, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFDI alleging that Columbia and CFDI had violated certain New York anti-fraud statutes. If either Columbia or CFDI is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, CFDI or any company that is an affiliated person of Columbia and CFDI from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and CFDI that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and CFDI entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and CFDI agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and CFDI to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and CFDI's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                                          PERIOD         YEAR
                                                         YEAR ENDED NOVEMBER 30,                           ENDED         ENDED
                                     -----------------------------------------------------------------  NOVEMBER 30, DECEMBER 31,
                                           2004         2003         2002          2001         2000       1999 (a)       1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $     11.47  $     11.04  $     11.06  $     10.55  $     10.31  $     11.49  $     11.43
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                        0.74(b)      0.74(b)      0.78(b)(c)   0.75(b)      0.81(d)      0.58         0.60
Net realized and unrealized gain
   (loss) on investments
   and futures contracts                    (0.33)        0.42        (0.05)(c)     0.52         0.27        (1.12)        0.07
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total from Investment Operations             0.41         1.16         0.73         1.27         1.08        (0.54)        0.67
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                  (0.06)       (0.05)       (0.08)       (0.16)       (0.22)       (0.05)          --
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total from Investment Operations
   Applicable to Common
   Shareholders                              0.35         1.11         0.65         1.11         0.86        (0.59)        0.67
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO
   COMMON SHAREHOLDERS:
From net investment income                  (0.68)       (0.68)       (0.67)       (0.60)       (0.60)       (0.52)       (0.61)
In excess of net investment income             --           --           --           --           --           --           --(e)
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Distributions Declared to
   Common Shareholders                      (0.68)       (0.68)       (0.67)       (0.60)       (0.60)       (0.52)       (0.61)
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
LESS SHARE TRANSACTIONS:
Commission and offering costs --
   preferred shares                            --           --           --           --        (0.02)       (0.07)          --
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD        $     11.14 $      11.47  $     11.04  $     11.06  $     10.55  $     10.31  $     11.49
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Market price per share --
   common shares                      $     10.01 $      10.63  $     10.09  $     10.87  $      8.92  $      9.06  $     11.19
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total return -- based on market
   value -- common shares (f)                0.64%       12.48%       (1.10)%      29.28%        5.20%      (14.64)%(g)   11.94%
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)(i)                              1.29%        1.31%        1.28%        1.28%        1.31%        1.03%(j)     0.77%
Net investment income before
   preferred stock dividend (h)(i)           6.55%        6.57%        7.06%(c)     6.80%        7.91%        5.75%(j)     5.24%
Net investment income after
   preferred stock dividend (h)(i)           6.06%        6.12%        6.38%(c)     5.38%        5.80%        5.26%(j)     5.24%
Portfolio turnover rate                        15%          13%          10%          31%          23%          25%(g)       24%
Net assets, end of period (000's) --
   common shares                      $   128,157  $   131,966  $   127,050  $   127,273  $   121,366  $   118,660  $   132,242

(a)  The Trust changed its fiscal year end from December 31 to November 30.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective December 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01, increase the ratio of net investment income to average net assets from 6.98% to 7.06% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 6.30% to 6.38%. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.

(e)  Rounds to less than $0.01 per share.

(f) Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)  Ratios reflect average net assets available to common shares only.

(j)  Annualized.

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                         YEAR ENDED DECEMBER 31,
                                                                            ---------------------------------------------------
                                                                               1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $     10.87  $     11.05  $      9.93  $     11.05
                                                                             -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                               0.62         0.63         0.64         0.67
Net realized and unrealized gain (loss) on investments
   and futures contracts                                                            0.58        (0.19)        1.11       (1.12)
                                                                             -----------  -----------  -----------  -----------
Total Income from Investment Operations                                             1.20         0.44         1.75        (0.45)
                                                                             -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                         (0.64)       (0.62)       (0.63)       (0.67)
                                                                             -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                               $     11.43  $     10.87  $     11.05  $      9.93
                                                                             -----------  -----------  -----------  -----------
Market price per share - common shares                                       $     10.56  $     10.13  $      9.88  $      9.25
                                                                             -----------  -----------  -----------  -----------
Total return -- based on market value -- common shares (a)                         10.76%        9.06%       13.87%       (8.12)%
                                                                             -----------  -----------  -----------  -----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (b)                                                                        0.83%        0.88%        1.08%        0.94%
Net investment income (b)                                                           5.63%        5.80%        6.08%        6.46%
Portfolio turnover rate                                                               21%          20%          37%          34%
Net assets, end of period (000's) -- common shares                           $   131,503  $   125,125  $   127,118  $   114,260

(a)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.

(b)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.


ASSET COVERAGE REQUIREMENTS
                                                                        INVOLUNTARY
                                                ASSET                   LIQUIDATING                 AVERAGE
                  TOTAL AMOUNT                 COVERAGE                 PREFERENCE               MARKET VALUE
                   OUTSTANDING                PER SHARE*                 PER SHARE                 PER SHARE
-----------------------------------------------------------------------------------------------------------------
11/30/04          $60,000,000                  $78,399                   $25,001                   $25,000
11/30/03           60,000,000                   79,986                    25,004                    25,000
11/30/02           60,000,000                   77,937                    25,000                    25,000
11/30/01           60,000,000                   78,030                    25,005                    25,000
11/30/00           60,000,000                   75,569                    25,009                    25,000
11/30/99**         60,000,000                   74,444                    25,003                    25,000


* Calculated by subtracting the Trust's total liabilities from the Trust's total assets and dividing the amount by the number of APS outstanding.

** On August 26, 1999, the Trust began offering Auction Preferred Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INVESTMENT GRADE MUNICIPAL
TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Investment Grade Municipal Trust (the "Trust") at November 30, 2004, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 19, 2005

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

99.90% of distributions from net investment income will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

As of December 31, 2004, 12.81% of distributions from net investment income is subject to the alternative minimum tax.

DIVIDEND REINVESTMENT PLAN

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Trust by EquiServe (the "Plan Agent") unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the shareholder of record on the record date therefore by the Plan Agent as the dividend disbursing agent.

Non-participants in the Plan will receive distributions in cash. Distributions payable to participants in the Plan will be applied by the Plan Agent, acting as agent for Plan participants, to the purchase of shares of the Trust. Such shares will be purchased by the Plan Agent at the then current market price of such shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting distributions. The Plan Agent's fees for the handling of the reinvestment of distributions will be paid by the Trust. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. Purchase orders from the participants in the Plan may be combined with those of other participants and the price paid by any particular participant may be the average of the price paid on various orders executed on behalf of groups of participants in the Plan.

The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A. by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

TRUSTEES AND OFFICERS

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Trusts in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Trust in the Columbia Funds Complex.


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)      Executive Vice President-Strategy of United Airlines (airline) since December 2002 (formerly
P.O. Box 66100                  President of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice
Chicago, IL 60666               President and Chief Financial Officer of United Airlines from March 1999 to September 2001; Senior
Trustee (since 1996)            Vice President-Finance from March 1993 to July 1999). Oversees 118, None

JANET LANGFORD KELLY (age 47)   Adjunct Professor of Law, Northwestern University, since September 2004; Private Investor since
9534 W. Gull Lake Drive         March 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Richland, MI 49083-8530         Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President-Corporate
Trustee (since 1996)            Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to September
                                1999). Oversees 118, None

RICHARD W. LOWRY (age 68)       Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U. S. Plywood
10701 Charleston Drive          Corporation (building products manufacturer)). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 62)      Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics         Professor of Political Economy, University of Washington, since September 1993 (formerly Director,
University of Washington        Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195               Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal
Trustee (since 1981)            of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

JOHN J. NEUHAUSER (age 61)      Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road                 Boston College School of Management from September 1977 to September 1999). Oversees 121(3), (4),
Chestnut Hill, MA 02467-3838    Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 60)     Partner, Perkins Coie LLP (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)


   NAME, ADDRESS AND AGE,
    POSITION WITH FUNDS,
   YEAR FIRST ELECTED OR                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA FUNDS
   APPOINTED TO OFFICE(1)                         COMPLEX OVERSEEN BY  TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (continued)

THOMAS E. STITZEL (age 68)      Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of
2208 Tawny Woods Place          Business, Boise State University); Chartered Financial Analyst. Oversees 118, None.
Boise, ID 83706
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)     Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004
303 W. Madison                  (formerly Managing Director, William Blair Capital Partners (private equity investing) from
Suite 2500                      September 1994 to September 2004). Oversees 118, Anixter International (network support equipment
Chicago, IL 60606               distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
Trustee and Chairman            management services) and Ambac Financial Group (financial guaranty insurance)
of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 59)      Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road          and technology) from 1994 to 1997). Oversees 119(4), Chairman of the Board of Directors, Enesco
Hopkinton, NH 03229             Group, Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)

RICHARD L. WOOLWORTH (age 63)   Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500    (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207              Certified Public Accountant, Arthur Young & Company). Oversees 118, Northwest Natural Gas Co.
Trustee (since 1991)            (natural gas service provider)


INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (age 64)    Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly Partner,
399 Park Avenue                 Development Capital LLC from November 1996 to February 1999). Oversees 120(3), Lee Enterprises
Suite 3204                      (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader's
New York, NY 10022              Digest (publishing); OPENFIELD Solutions (retail industry technology provider)
Trustee (since 1994)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.


   NAME, ADDRESS AND AGE,
POSITION WITH COLUMBIA FUNDS,
   YEAR FIRST ELECTED OR
     APPOINTED TO OFFICE                                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS

CHRISTOPHER L. WILSON (age 47)  Head of Mutual Funds for the Advisor since August 2004; President of the Columbia Funds since
One Financial Center            October 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services,
Boston, MA 02111                Inc. from September 1998 to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (age 40)   Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
One Financial Center            President of the Advisor since April 2003 (formerly President of the Columbia Funds from February
Boston, MA 02111                2004 to October 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the
Treasurer (since 2000)          Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Galaxy Funds since
                                September 2002; (formerly Treasurer from December 2002 to December 2004 and President from February
                                2004 to December 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of
                                Colonial Management Associates, Inc. from February 1998 to October 2000).

MARY JOAN HOENE (age 54)        Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the Liberty All-Star
40 West 57th Street             Funds since August 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August
New York, NY 10019              2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and
Chief Compliance Officer        Counsel, Equitable Life Assurance Society of the United States Senior Vice President and from April
(since 2004)                    1998 to November 1999).

MICHAEL G. CLARKE (age 34)      Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004
One Financial Center            (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to
Boston, MA 02111                October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy &
Chief Accounting Officer        Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the
(since 2004)                    Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager,
                                Deloitte & Touche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (age 35)     Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice
One Financial Center            President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds
Boston, MA 02111                and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS
Controller (since 2004)         Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to
                                February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

R. SCOTT HENDERSON (age 45)     Secretary of the Columbia Funds since December 2004 (formerly Of Counsel, Bingham McCutchen from
One Financial Center            April 2001 to September 2004; Executive Director and General Counsel, Massachusetts Pension Reserves
Boston, MA 02111                Investment Management Board from September 1997 to March 2001).
Secretary (since 2004)

                       This page intentionally left blank.

TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Investment Grade Municipal Trust is:

EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI  02940-3010

The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the trust's proxy voting policies and procedures is available
(i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-730-6001. regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the trust voted proxies relating to portfolio securities is also available at www.columbiamanagement.com.

The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

This report has been prepared for shareholders of Colonial Investment Grade Municipal Trust.

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST           ANNUAL REPORT


                                                130-02/741T-1104 (01/05) 05/3935

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this Item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004              2003
                                            $22,900           $24,490

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004              2003
                                            $7,100            $7,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are approximately as follows:

                                            2004              2003
                                            $3,110            $3,071


Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2004 and November 30, 2003 are as follows:

                                            2004              2003
                                            $0                $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit
Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV.      REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended November 30, 2004 and November 30, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2004 and November 30, 2003, there were no Audit-Related Fees, Tax Fees or All Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended November 30, 2004 and November 30, 2003 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal policies and regulatory agency policies and to develop additional voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                               Registrant Purchases of Equity Securities*

                                           (a)                   (b)                        (c)                        (d)
                                                                                      Total Number of           Maximum Number of
                                                                                    Shares Purchased as        Shares that May Yet
              Period                  Total Number          Average Price           Part of Publically         Be Purchased Under
                                        of Shares           Paid Per Share            Announced Plans         the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
06/01/04 through 06/30/04                 8,631                   $9.72                     8,631                      N/A

07/01/04 through 07/31/04                 8,667                   $9.67                     8,667                      N/A

08/01/04 through 08/31/04                 8,602                   $9.83                     8,602                      N/A

09/01/04 through 09/30/04                 8,580                  $10.06                     8,580                      N/A

10/01/04 through 10/31/04                 8,484                  $10.26                     8,484                      N/A

11/01/04 through 11/30/04                 8,516                  $10.34                     8,516                      N/A
------------------------------------------------------------------------------------------------------------------------------------

Total                                    51,480                   $9.98                    51,480                      N/A
------------------------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Colonial Investment Grade Municipal Trust
            --------------------------------------------------------------------


By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                January 26, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                January 26, 2005
    ----------------------------------------------------------------------------